INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into effective on the 8th day of August, 1996, by and between ELSINORE CORPORATION, a Nevada corporation (the "Company"), and THOMAS E. MARTIN (the "Indemnitee").

         In consideration of the mutual promises in this Agreement, and intending to be legally bound, the Company and Indemnitee hereby covenant and agree as follows:

         Section 1. Indemnification. In consideration for Indemnitee's continuing service on behalf of the Company and as Indemnitee's contract right, the Company agrees to indemnify Indemnitee to the fullest extent permitted by the Nevada General Corporation Law, as amended (the "Nevada Law"), and the Articles of Incorporation and By-Laws of the Company, as they are in effect on the date hereof or as they may from time to time be amended (but, in the case of amendment, only to the extent amendment permits the Company to provide broader indemnification rights than the Company was permitted to provide before the amendment). Notwithstanding the generality of the foregoing, the Company agrees to pay to Indemnitee any Expenses which he or she actually or reasonably incurs as a party to or witness in any Proceeding by reason of the fact that he or she is or was a director or officer of the Company or serves or served at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of anything done or not done by him or her in that capacity.

         "Expenses" shall be broadly construed and shall include, without limitation, (i) all direct and indirect costs incurred, paid or accrued, of investigation, defense and appeal of any Proceeding, (ii) all attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating and printing costs, telephone and delivery charges, costs of attachment of similar bonds, (iii) all other disbursements and out-of-pocket expenses and (iv) amounts paid in settlement or for fines or judgments, to the extent permitted by Nevada Law, actually and reasonably incurred in connection with either the appearance at or investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement or applicable law or otherwise. "Expenses" will not include any judgments or fines or excise taxes or penalties imposed under the Employee Retirement Income Security Act of 1974, as amended, or other similar excise taxes or penalties.

         "Proceeding" means any pending, threatened or completed action, hearing, suit or any other proceeding, whether civil, criminal, arbitrative, administrative or investigative, or any alternative dispute resolution mechanism, including without limitation any such Proceeding brought by or in the right of the Company or any Proceeding brought to enforce Indemnitee's rights under this Agreement.



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         Section 2.  Advancement  of  Expenses.  The  Company  shall  advance to
Indemnitee all Expenses incurred by or on behalf of Indemnitee within 20 days after the receipt by the Company of a written request for such advance that reasonably describes the Expenses (unless there has been a final determination by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified for such Expenses). If required by law at the time of such advance, Indemnitee hereby agrees to repay the amounts advanced if it is ultimately determined that Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

         Section 3. Procedures for Determination of Entitlement to Indemnification.

                  (a) Whenever Indemnitee believes that he or she is entitled to indemnification pursuant to this Agreement, Indemnitee shall deliver a written request for indemnification to the Company. This request must include documentation or information reasonably available to the Indemnitee which supports his or her claim. Determination of Indemnitee's entitlement to indemnification shall be made not later than 90 days after receipt of the request in a forum selected by the Company from the following alternatives:

                           (i)   The stockholders of the Company;

                           (ii) A quorum of the Board of Directors of the
Company (the "Board") consisting of directors who are not parties to the matter for which indemnification is sought;

                           (iii) Independent counsel which has not represented
the Company or the Indemnitee  in the past or any party in the matter in which indemnification is sought, as selected by Indemnitee and reasonably approved by the Board, which counsel shall make its determination in a written opinion; or

                           (iv) A panel of three arbitrators, one of whom is
selected by the Company, another of whom is selected by Indemnitee and the last of whom is selected by the first two arbitrators.

                  (b) In the determination of entitlement to indemnification, Indemnitee shall be presumed to be entitled to indemnification and the Company has the burden of proof to overcome that presumption. If the Company fails to notify Indemnitee of the determination within 90 days after the indemnification request, the Indemnitee shall be absolutely entitled to indemnification, except as provided in Section 5. The termination of any Proceeding by judgment, order, settlement, or arbitration, or upon a plea of nolo contendere or its equivalent, shall not of itself adversely affect the rights of Indemnitee to indemnification, create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, create a presumption that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.




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         Section 4.  Remedies of Indemnitee in Cases of Determination Not to
                     Indemnify or to Advance Expenses.

                  (a) In the event that (i) an initial determination is made that Indemnitee is not entitled to indemnification, (ii) advances for Expenses are not made when and as required by this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement or (iv) Indemnitee otherwise seeks enforcement of this
Agreement, Indemnitee shall be entitled to a final adjudication in an appropriate court. Alternatively, Indemnitee at his or her option may seek arbitration pursuant to the commercial arbitration rules of the American Arbitration Association now in effect, the arbitration to be completed within 90 days following the filing of the demand for arbitration. In any proceeding or arbitration Indemnitee shall be presumed to be entitled to indemnification and the Company shall have the burden of proof to overcome that presumption. The Company agrees to stipulate in court or arbitration that the Company is bound by all the provisions of this Agreement.

         (b) If an initial determination is made or deemed to have been made pursuant to the terms of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in the absence of a misrepresentation of a material fact by Indemnitee in the request for indemnification or a specific finding in a final judgment by a court of competent jurisdiction that all or any part of such indemnification is expressly prohibited by law.

         (c) In the event an initial determination has been made, in whole or in part, that Indemnitee is not entitled to indemnification, the decision in the judicial proceeding or arbitration shall be made de novo the Indemnitee shall be prejudiced by reason of any prior determination that he or she is not entitled to indemnification.

         Section 5. Limitations on Indemnification. No indemnification shall be paid or Expenses advanced:

                  (a) Insurance. To the extent that Indemnitee has been reimbursed by insurance coverage. Notwithstanding the availability of insurance, Indemnitee also may claim indemnification from the Company pursuant to this Agreement by assigning to the Company his or her rights to insurance.

                  (b) Section 16(b). To the extent of any wholly or partially successful claim against Indemnitee pursuant to the provisions of section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local law.

                  (c) Indemnitee's Proceedings. In connection with all or any part of a Proceeding which is initiated or maintained by or on behalf of Indemnitee, or any Proceeding by Indemnitee against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by Nevada Law or this Agreement, (ii) the Proceeding was authorized by the Board of Directors of the Company or (iii) such


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indemnification is provided by the Company, in its sole discretion,  pursuant to the powers vested in the Company under Nevada Law.

         Section 6. Duration and Scope of Agreement; Binding Effect. This Agreement shall continue so long as Indemnitee is subject to any possible Proceeding for acts or omissions occurring before or after execution of this Agreement. This Agreement is binding upon the Company and its successors and assigns and is for the benefit of Indemnitee and his or her spouse, assigns, heirs, devisees, executors, administrators and other legal representatives.

         Section 7.  Miscellaneous.

                  (a) Severability; Partial Indemnity. If any provision or provisions of this Agreement is held to be invalid, illegal or unenforceable for any reason whatever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement shall be construed to give effect to the intent of the provision held invalid, illegal or unenforceable. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for only a portion of any Expenses, the Company shall indemnify Indemnitee for the portion to which Indemnitee is entitled.

                  (b) Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Company and Indemnitee. No Waiver of any provision of this Agreement will be deemed to constitute a waiver of any other provision hereof (whether or not similar) nor will such waiver constitute a continuing waiver.

                  (c) Notice by Indemnitee and Defense of Proceedings. Indemnitee shall give the Company notice in writing, as soon as practicable, of any claim made or Proceeding for which indemnity will or could be sought under this Agreement, and the Indemnitee agrees not to make any statement or effect any settlement with respect to any Proceeding without the Company's consent. However, the Company may not deny indemnification for failure of Indemnitee to provide prompt notification unless the Company has been adversely affected by the delay.

         With respect to any Proceeding as to which  Indemnitee has notified the
Company:

                  (i) The Company shall be entitled to participate therein at its own expense; and

                  (ii) The Company jointly with any other indemnifying party similarly notified shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; provided, however, that the Company shall not be entitled to assume the defense of any Proceeding if Indemnitee reasonably concludes that there may be a conflict of interest between the Company and Indemnitee with respect to such Proceeding. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in



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connection  with  the  defense   thereof,   other  than   reasonable   costs  of
investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

                  A. The employment of counsel by Indemnitee has been authorized by the Company;

                  B. Indemnitee shall have reasonably concluded that counsel engaged by the Company may not adequately represent Indemnitee;

                  C. The Company shall not in fact have employed counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence;

in each of which cases the fees and expenses of such counsel shall be at the expense of the Company.

                  The Company shall further have the right, in its sole discretion, to settle any Proceeding, provided that no settlement may be made without Indemnitee's prior consent if it will adversely affect Indemnitee. Indemnitee agrees to give the Company such information and cooperation as it may reasonably require to defend or settle any Proceeding.

                  (d) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand to the addressee, (ii) received by facsimile transmission if such transmission is thereafter confirmed or acknowledged in writing or (iii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a) If to Indemnitee, to:

                           Thomas E. Martin
                           c/o Elsinore Corporation
                           202 East Fremont Street
                           Las Vegas, Nevada 89101

                  (b) If to the Company, to

                           Elsinore Corporation
                           202 East Fremont Street
                           Las Vegas, Nevada 89101
                           Attention: Corporate Secretary




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or to such other address as may have been furnished by the parties.

                  (e) Governing Law. The parties agree that this Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as applied to contracts between Nevada residents entered into and to be performed entirely within Nevada.

                  (f) Subrogation. In the event of any payment under this Agreement, the Company will be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who agrees to execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  (g) Prior Agreements. This Agreement supersedes any prior indemnification agreement between the Indemnitee and the Company, which shall be of no further force and effect whatsoever.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              ELSINORE CORPORATION




                                          By_________________________________
                                                 Frank L. Burrell, Jr.

                                      Title: Chairman of the Board of Directors


                                   Indemnitee



                                       ------------------------------------
                                                 THOMAS E. MARTIN

ATTEST:

By____________________________